EMPLOYMENT AGREEMENT
                              --------------------

This  EMPLOYMENT AGREEMENT ("Agreement") is made, entered into, and effective as
of                    ,  2001  (the  "Effective  Date"),  by  and  between  Anza
Properties, Inc., a Nevada corporation (the "Company" or "Subsidiary"), a wholly owned Subsidiary of E-Net Financial.com, Inc. (the "Parent Company") and Thomas Ehrlich, an individual ("Employee") (collectively, the "Parties").

                                 R E C I T A L S
                                 ---------------

     A. Company is engaged in the business of acquiring, operating and selling real estate and maintains an office in the State of California. Company/Subsidiary will cause to be completed and delivered, all necessary filings with each state and federal agency any and all documents required to meet all state and federal requirements for offering Investors the opportunity to purchase Bonds from Company.

B. Company desires to have an employment agreement with Employee as its Vice President of Anza Properties, subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the Parties hereto hereby agree as follows:

                                A G R E E M E N T
                                -----------------

     1.     Term  of  Employment.
            ---------------------

     a.     Specified  Period.  Company  hereby  employs  Employee  and Employee
            ------------------
accepts employment with Company beginning upon the date which is 30 days from the date of this Agreement and terminating upon the earlier to occur of : (i) the liquidation of the real estate portfolio owned by the Subsidiary; or (ii) the completion of a National Exchange listing.

     b.     Compensation.  Employee shall receive a salary of $20,000 per month,
            -------------
during the initial one-year term of this Agreement. This amount shall be paid only by the Subsidiary and Employee shall have no recourse against the Parent Company for such salary.

     c. Employee shall also receive two million stock options to acquire common stock of Parent Company in the form attached hereto as Exhibit"A". If
                                                                 ----------
the Company is unable to provide such stock options, it shall provide Employee with opportunity to purchase the same number of shares, at the same price, with the same registration rights, as set forth in Exhibit"A".
                                                      ----------

     d.     Employment  Term  Defined.  "Employment  term"  refers to the entire
            --------------------------
period of employment of Employee by Company, whether for the period provided above, or whether terminated earlier as hereinafter provided or extended by mutual agreement between Company and Employee.

     2.     Duties  and  Obligations of Employee.  Employee shall serve, as Vice
            ------------------------------------
President of the Company. Employee shall report to the Board of Directors of the Company. Employee will be placed on the Board of Directors of the Parent Company, during the term of this Agreement, notified of all meetings and open to attending meetings when it will not interfere with management of Subsidiary. Employee has full authority to make policy of the Company regarding Employee's duties and office and marketing operations. Employee must approve any documents referring to or affecting the Company and all documents produced by the Subsidiary and/or Parent Company, transferring any funds raised by the Company. The Parent Company is responsible for calculating and delivering all salary checks to Employee for disbursement to all employee's, 24 hours prior to agreed upon paydays, which are twice per month.

     3.     Exclusivity,  Non-Disclosure.  Employee agrees to perform Employee's
            ----------------------------
services efficiently and to the best of Employee's ability. Employee agrees throughout the term of this Agreement to devote the time and skill necessary, in employee's opinion to perform the duties as needed for the management of Subsidiary. Employee, serving, as Vice President of Subsidiary, will have complete control and authority to hire employees, set policy of employee's and terminate employee's according to accepted California Employee laws. Company authorizes Employee to choose the location of Subsidiary office, which will be rented/leased through the Company.

4.     Employee  Stock  Option.  Simultaneous  with  the  execution  of  this
       -----------------------
Agreement,  Employee  shall  receive an option to acquire shares of stock of the
       --
Parent  Company  as  noted  in  Exhibit"A"  attached  hereto.
                                ----------

     5.     Termination of Employment.  Employee shall be subject to termination
            -------------------------
in  the  event  of:
     a. Being found guilty of criminal or fraudulent misconduct or the Subsidiary is ordered by a governmental agency to cease operations.

     b.     Termination  Upon  Death  or  Disability.
            -----------------------------------------

          (i) Death: This Agreement shall terminate immediately upon the death ------ of Employee. Employee's heirs or party designated, will receive prorated stock options to the amount of capital raised as of the time of death of Employee along with all unpaid salary due Employee. Company will maintain a $1 million dollar life insurance policy in favor of Employees heir or person(s) designated by Employee for term of this Employment Agreement. Such policy shall be in effect in the Company's name within 30 days from this signing.


          (ii) Disability: Company reserves the right to terminate this Agreement if, ----------- due to illness or injury, either physical or mental, Employee is unable to perform Employee's customary duties as an employee of Company, unless reasonable accommodation can be made to allow Employee to continue working, for more than 30 days in the aggregate out of a period of twelve consecutive months. The disability shall be determined by a certification from a qualified physician trained in the specific area of proposed disability and approved by both Employee and Company, which will not be unreasonably with held. If Employee is unable to participate in the choice of physician, employee's heir or person(s) designated will choose physician with full cooperation of Company. Such a termination shall be effected by giving ten days' written notice of termination to Employee by Company. Termination pursuant to this provision shall not prejudice Employee's rights to receive disability insurance payments or the continued compensation pursuant to Section 4(c) of this Agreement.

     c.     Effect  of  Merger, Transfer of Assets, or Dissolution.  Without the
            ------------------------------------------------------
prior written consent of Employee, this Agreement shall not be terminated by any voluntary or involuntary dissolution of Company or the parent Company resulting from a merger or consolidation or a transfer of all or substantially all of the assets of Company. In the event of any such merger or consolidation or transfer of assets, Employee's rights, benefits, and obligations hereunder shall be assigned to the surviving or resulting corporation or the transferee of Company's assets or Employee shall have the option to terminate Employment Agreement and receive all stock options and all remaining salary yet unpaid per this one year contract.

     d.     Payment  on  Termination.  Notwithstanding  any  provision  of  this
            ------------------------
Agreement, if Company terminates this Agreement without cause, other than upon death or disability as set forth above, it shall immediately pay Employee the remaining salary amount and vested stock options for the remaining outstanding term of this Agreement or any renewal thereof at the then current rate of compensation
     e.     Legal  Fees.  If  Company  violates any terms and conditions of this
            -----------
Employee Agreement, Parent Company guarantees to pay all legal fees incurred by Employee to enforce this contract

6.     General  Provisions.
       -------------------

     a.     Binding  Effect.  This  Agreement shall be binding upon and inure to
            ---------------
the benefit of the Parties hereto their respective devisees, legatees, heirs, legal representatives, successors, and permitted assigns. The preceding sentence shall not affect any restriction on assignment set forth elsewhere in this Agreement.

     b.     Notices.  Any  notice,  request,  instruction,  or  other  document
            -------
required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the Company at the address of its corporate office and to the Employee at the Employee's home address as it appears in the Employee's personnel records.

     Subject to all other provisions of this Agreement, any attempt to assign or transfer this Agreement or any of the rights conferred hereby, by judicial process or otherwise, to any person, firm, Company, or corporation without the prior written consent of the other party, shall be invalid, and may, at the option of such other party, result in an incurable event of default resulting in termination of this Agreement and all rights hereby conferred. Any Transfer or assignment of this Subsidiary must meet with approval of Employee as Vice President of Anza Properties.

     c     Choice  of  Law.  This  Agreement  and  the  rights  of  the  Parties
           ---------------
hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws. In the event of any legal action being taken by Company or Employee, all parties agree to the matter being resolved in the courts in the city of Los Angeles.

     d.     Indemnification.  Company  shall indemnify, defend and hold Employee
            ---------------
harmless, to the fullest extent of the law, for all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney's fees that Employee shall incur or suffer that arise from, result from or relate to the execution of Employee's duties under this Agreement or any liabilities incurred by the Company, its parent or any of its affiliated companies prior to this agreement and during this agreement. Employee will adhere to the representation presented in subsidiaries Private Placement Memorandum. Employee will refrain from delivering any documentation to any party without first obtaining written approval from Company. Such documentation will be approved or disapproved in writing by Company and delivered to Employee within 2 business days from receipt of such documentation from Employee to Company. Company will totally support Employee in his efforts to manage Subsidiary in all reasonable matters.

     e.     Entire  Agreement.  Except  as  provided  herein,  this  Agreement,
            -----------------
including exhibits, contains the entire agreement of the Parties, and supersedes all existing negotiations, representations, or agreements and all other oral, written, or other communications between them concerning the subject matter of this Agreement. There are no representations, agreements, arrangements, or understandings, oral or written, between and among the Parties hereto relating to the subject matter of this Agreement that are not fully expressed.

f.     Modification.  No  change,  modification,  addition, or amendment to this
       ------------
Agreement  shall  be  valid  unless in writing and signed by all Parties hereto.

g.     Independent  Counsel..  Both  Employee  and  the  Company (the "Parties")
       ---------------------
hereby agree and acknowledge that the law firm of Senn Palumbo Meulemans, LLP ("SPM"), is representing only the Employee in the drafting of this Agreement, as it has a conflict of interest in representing both the Employee and the Company. The Company has acknowledged that it has retained independent counsel to review this Agreement prior to its execution.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the Effective Date.

"COMPANY"                                   "EMPLOYEE"

ANZA  PROPERTIES,  INC.                     Thomas  Ehrlich


/s/  Vincent R. Rinehart                    /s/ Thomas  Ehrlich
BY:  Vincent R. Rinehart                    Thomas  Ehrlich
ITS: President & CEO                        An  individual

                                   EXHIBIT "A"
                                   -----------

                                     FORM OF

                             STOCK OPTION AGREEMENT

                                   EXHIBIT "A"
                                   -----------

OPTION  NO._________


                             STOCK OPTION AGREEMENT
                             ----------------------

     This  STOCK  OPTION  AGREEMENT  is made and entered into on               ,
2001, by and between E-Net Financial.com, Inc. ("Company"), and Thomas Ehrlich, an individual (referred to herein as the "Optionee"), with reference to the following recitals of facts:

     WHEREAS, the Company desires to grant the Optionee a stock option ("Option") to purchase shares of common stock of the Company (the "Shares") upon the terms and conditions hereinafter stated; and

NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

     1.     Shares;  Price.  The  Company hereby grants to Optionee the right to
            ---------------
purchase, upon and subject to the terms and conditions herein stated, two million Shares for cash at the closing price of the Shares as of the date of this Agreement, such price being not less than the fair market value per share of the Shares covered by these Options as of the date hereof.

     2.     Term  of Option.  This Option shall expire, and all rights hereunder
            ---------------
to  purchase  the  Shares  shall  terminate  five  years  from  the date hereof.

     3.     Exercise.  This Option shall be exercised by delivery to the Company
            --------
of: (a) a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A; (b) a check or cash in
                                              ----------
the amount of the purchase price of the Shares covered by the notice. This Option shall be exercisable upon $2 million being converted to equity in the Company from the contemplated bond offering. All amounts less than that shall be exercisable on a pro-rata basis (i.e., if $1 million from the $5 million offering is converted into equity in E-Net from the bond offering, then 20% of the subject options shall be exercisable, regardless of whether the subject listing occurs).

     4.     Termination of Employment or Engagement.  If Optionee shall cease to
            ---------------------------------------
serve as an Employee of the Company or Parent Company, whether voluntarily or involuntarily, other than by the conclusion of the term of Optionee's written agreement, Optionee shall retain all rights set forth herein for vested Options and all non-vested options shall terminate and be of no further force or effect.

     5.     Recapitalization. The number of Shares covered by this Option, shall
            ----------------
not be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company. The exercise price of this Option shall not be adjusted upon such a subdivision or consolidation of the shares. The number of such Shares shall be increased/decreased on a pro rata basis in accordance with any stock split, provided, however, in the event of a reverse stock split, the amount of options shall not be reduced below 60% of the amount issued under this option and under no circumstances shall the exercise price of this option be adjusted. Provided, however at no time shall the aggregate shares exercisable under this Option equal greater than 10% of the total shares outstanding on a fully diluted basis (such calculation to be performed at the time of the initial exercise).

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company, all options granted herein shall immediately vest and be exercisable. Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 3 shall continue to apply.

6.     Registration  Rights.  The  Optionee  shall  have  the  right to register
       --------------------
Shares covered by vested options on Form S-8 pursuant to Optionee's Employment Agreement to which this Option is an Exhibit.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

     E-NET  FINANCIAL.COM,  INC.



________________________________
BY:
ITS:



THOMAS  EHRLICH


_________________________________
Thomas  Ehrlich,  Optionee

                                  APPENDIX "A"
                                  ------------

                                     FORM OF

                               NOTICE OF EXERCISE

                                  APPENDIX "A"
                                  ------------

                               NOTICE OF EXERCISE
E-Net  Financial.com,  Inc
3200  Bristol  Street,  Suite  700
Costa  Mesa,  CA  92626


                                     (date)

                          RE:  EXERCISE OF STOCK OPTION


     Notice is hereby given pursuant to Section 1 of my Employment Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

     Stock  Option  dated:                    ______________________

     Number  of  shares  being  purchased:    ______________________

     Option  Exercise  Price:                $______________________

     A check in the amount of the aggregate price of the shares being purchased is attached.

     I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof.

     Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price. I agree to report such income in accordance with then applicable law and to cooperate with Company in establishing the withholding and corresponding deduction to the Company for its income tax purposes.

     I agree to provide to the Company such additional documents or information as may be required by law.


                                       _____________________________________
                                        (Signature)

                                       _____________________________________
                                       (Name  of  Optionee)